Exhibit 4(a)
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                             FLEET CAPITAL TRUST IV

                           Dated as of April 28, 1998




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                                TABLE OF CONTENTS

                                                                           Page
                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1           Definitions                                              1

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1           Trust Indenture Act; Application                         6
SECTION 2.2           Lists of Holders of Securities                           6
SECTION 2.3           Reports by the Institutional Trustee                     7
SECTION 2.4           Periodic Reports to Institutional Trustee                7
SECTION 2.5           Evidence of Compliance with Conditions Precedent         7
SECTION 2.6           Events of Default; Waiver                                7
SECTION 2.7           Event of Default; Notice                                 9

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1           Name                                                     9
SECTION 3.2           Office                                                   9
SECTION 3.3           Purpose                                                  9
SECTION 3.4           Authority                                               10
SECTION 3.5           Title to Property of the Trust                          10
SECTION 3.6           Powers and Duties of the Regular Trustees               10
SECTION 3.7           Prohibition of Actions by the Trust and the
                         Trustees                                             12
SECTION 3.8           Powers and Duties of the Institutional Trustee          13
SECTION 3.9           Certain Duties and Responsibilities of the
                         Institutional Trustee                                14
SECTION 3.10          Certain Rights of the Institutional Trustee             16
SECTION 3.11          Delaware Trustee                                        17
SECTION 3.12          Execution of Documents                                  17
SECTION 3.13          Not Responsible for Recitals or Issuance of
                         Securities                                           17
SECTION 3.14          Duration of Trust                                       17
SECTION 3.15          Mergers                                                 18

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1           Sponsor's Purchase of Common Securities                 19
SECTION 4.2           Responsibilities of the Sponsor                         19
SECTION 4.3           Right to Proceed                                        19
SECTION 4.4           Expenses                                                19

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1           Number of Trustees                                      20
SECTION 5.2           Delaware Trustee                                        21
SECTION 5.3           Institutional Trustee; Eligibility                      21
SECTION 5.4           Certain Qualifications of the Regular Trustees
                         and the Delaware Trustee Generally                   22
SECTION 5.5           Regular Trustees                                        22
SECTION 5.6           Appointment, Removal and Resignation of Trustees        22
SECTION 5.7           Vacancies among Trustees                                23
SECTION 5.8           Effect of Vacancies                                     23
SECTION 5.9           Meetings                                                23
SECTION 5.10          Delegation of Power                                     24
SECTION 5.11          Merger, Conversion, Consolidation or Succession
                         to Business                                          24

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1           Distributions                                           24

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1           General Provisions Regarding Securities                 24
SECTION 7.2           Paying Agent                                            25

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1           Termination of Trust                                    26

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1           Transfer of Securities                                  26
SECTION 9.2           Transfer of Certificates                                27
SECTION 9.3           Deemed Security Holders                                 28
SECTION 9.4           Book Entry Interests                                    28
SECTION 9.5           Notices to Depository Institution                       29
SECTION 9.6           Appointment of Successor Depository Institution         29
SECTION 9.7           Definitive Preferred Security Certificates              29
SECTION 9.8           Mutilated, Destroyed, Lost or Stolen Certificates       30

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1          Liability                                               30
SECTION 10.2          Exculpation                                             30
SECTION 10.3          Fiduciary Duty                                          31
SECTION 10.4          Indemnification                                         31
SECTION 10.5          Outside Businesses                                      33

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1          Fiscal Year                                             34
SECTION 11.2          Certain Accounting Matters                              34
SECTION 11.3          Banking                                                 34
SECTION 11.4          Withholding                                             34

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1          Amendments                                              35
SECTION 12.2          Meetings of the Holders of Securities; Action
                         by Written Consent                                   36

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1          Representations and Warranties of
                         Institutional Trustee                                37
SECTION 13.2          Representations and Warranties of
                         Delaware Trustee                                     38

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1          Notices                                                 38
SECTION 14.2          Governing Law                                           39
SECTION 14.3          Intention of the Parties                                39
SECTION 14.4          Headings                                                39
SECTION 14.5          Successors and Assigns                                  39
SECTION 14.6          Partial Enforceability                                  39
SECTION 14.7          Counterparts                                            40

Signatures                                                                    41

ANNEX I               TERMS OF SECURITIES                                    A-1
EXHIBIT A-1           FORM OF PREFERRED SECURITY CERTIFICATE                A1-1
EXHIBIT A-2           FORM OF COMMON SECURITY CERTIFICATE                   A2-1
EXHIBIT B             SPECIMEN OF DEBENTURE                                  B-1
EXHIBIT C             PURCHASE AGREEMENT                                     C-1



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                             CROSS-REFERENCE TABLE*

         Section of
         Trust Indenture Act                                Section of
         of 1939, as amended                                Declaration

         310(a)                                             5.3(a)
         310(b)                                             5.3(c)
         310(c)                                             Inapplicable
         311(a) and (b)                                     5.3(c)
         311(c)                                             Inapplicable
         312(a)                                             2.2(a)
         312(b)                                             2.2(b)
         313                                                2.3
         314(a)                                             2.4
         314(b)                                             Inapplicable
         314(c)                                             2.5
         314(d)                                             Inapplicable
         314(e)                                             310(a)
         314(f)                                             Inapplicable
         315(a)                                             3.9(b)
         315(b)                                             2.7(a)
         315(c)                                             3.9(a)
         315(d)                                             3.9(b)
         316(a) and (b)                                     2.6 and Annex I
                                                            (Sections 5 and 6)
         316(c)                                             3.6(e)
         317(a)                                             3.8(c)
         317(b)                                             3.8(h)

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             FLEET CAPITAL TRUST IV

                                 April 28, 1998


     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is dated and effective as of April 28, 1998, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

     WHEREAS, the Trustees and the Sponsor established Fleet Capital Trust IV (the "Trust"), a statutory business trust under the Business Trust Act (as defined herein), pursuant to a Declaration of Trust dated as of November 1, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 1, 1996 (the "Certificate of Trust") for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (as defined herein); and

     WHEREAS, as of the date hereof, no Securities have been issued; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, hereby amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1 Definitions.

     Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Declaration;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

     "Additional Interest" has the meaning set forth in Section 2(d) of Annex I.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depository Institution as described in Section 9.4.

     "Business Day" means any day other than a day on which Federal or State banking institutions in the Borough of Manhattan, New York, New York or Chicago, Illinois are authorized or obligated by law, executive order or regulation to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

     "Closing Date" means the "Closing Date" under the Purchase Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Common Securities" has the meaning set forth in Section 7.1(a).

     "Common Securities Guarantee" means the guarantee agreement to be dated as of April 28, 1998 of the Sponsor in respect of the Common Securities.

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Compound Interest" has the meaning set forth in Section 2(a) of Annex I.

     "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Coupon Rate" has the meaning set forth in Section 2(a) of Annex I.

     "Creditor" has the meaning set forth in Section 4.4(c).

     "Debenture Issuer" means Fleet Financial Group, Inc., a Rhode Island corporation, in its capacity as issuer of the Debentures under the Indenture.

     "Debt Trustee" means The First National Bank of Chicago, a national banking association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Definitive  Preferred Security  Certificates" has the meaning set forth in
Section 9.4.

     "Depository Institution" shall mean DTC, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Debenture Issuer pursuant to either Section 2.03 or 2.11 of the Indenture.

     "Depository Institution Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository Institution effects book-entry transfers and pledges of securities deposited with the Depository Institution.

     "Direct Action" has the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "Distribution Payment Date" has the meaning set forth in Section 2(b) of Annex I.

     "DTC"  means  The  Depository   Trust  Company,   the  initial   Depository
Institution.

     "Event of Default" in respect of the Securities means an Event of Default under the Indenture which has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Extension Period" has the meaning set forth in Section 2(a) of Annex I.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

     "Fiduciary  Indemnified  Person"  has the  meaning  set  forth  in  Section
10.4(b).

     "Global Certificate" has the meaning set forth in Section 9.4.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture dated as of December 11, 1996, among the Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

     "Institutional   Trustee"  means  the  Trustee   meeting  the   eligibility
requirements set forth in Section 5.3.

     "Institutional  Trustee  Account"  has the  meaning  set  forth in  Section
3.8(c).

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidation" has the meaning set forth in Section 3 of Annex I.

     "Liquidation  Distribution" has the meaning set forth in Section 3 of Annex
I.

     "List of Holders" has the meaning set forth in Section 2.2(c).

     "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "NYSE" means the New York Stock Exchange, Inc.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Paying Agent" has the meaning set forth in Section 7.2.

     "Payment Amount" has the meaning set forth in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Guarantee Trustee" means The First National Bank of Chicago, a national banking association, as trustee under the Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Preferred Securities" has the meaning set forth in Section 7.1(a).

     "Preferred Securities Guarantee" means the guarantee agreement to be dated as of April 28, 1998, of the Sponsor in respect of the Preferred Securities.

     "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depository Institution, or on the books of a Person maintaining an account with such Depository Institution (directly as a Depository Institution Participant or as an indirect participant, in each case in accordance with the rules of such Depository Institution).

     "Preferred  Security  Certificate"  means  a  certificate   representing  a
Preferred Security substantially in the form of Exhibit A-1.

     "Prepayment Price" has the meaning set forth in Section 4(b) of Annex I.

     "Pro Rata" has the meaning set forth in Section 8 of Annex I.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Redemption/Distribution Notice" has the meaning set forth in Section 4(f) of Annex I.

     "Redemption Price" shall have the meaning set forth in Section 4(a) of Annex I.

     "Regular Trustee" has the meaning set forth in Section 5.1.

     "Regulatory Capital Event" has the meaning set forth in Section 4(d) of Annex I.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Resignation Request" has the meaning set forth in Section 5.6(c).

     "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities" means the Common Securities and the Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

     "Special Event" has the meaning set forth in Section 4(d) of Annex I.

     "Sponsor" means Fleet Financial Group, Inc., a Rhode Island corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Stated Maturity" has the meaning set forth in Section 4(a) of Annex I.

     "Successor   Delaware  Trustee"  has  the  meaning  set  forth  in  Section
5.6(b)(ii).

     "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

     "Successor Institutional Trustee" has the meaning set forth in Section 5.6(b)(i).

     "Successor Securities" has the meaning set forth in Section 3.15(b)(i).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Section 4(d) of Annex I hereto.

     "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred
Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Transfer Agent" has the meaning set forth in Section 9.2(e).

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Purchase Agreement" means the Purchase Agreement for the offering and sale of Preferred Securities in the form of Exhibit C.

                                   ARTICLE II
                               TRUST INDENTURE ACT

     SECTION 2.1 Trust Indenture Act; Application.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If, and to the extent that, any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, the duties imposed by the Trust Indenture Act shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2 Lists of Holders of Securities.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3 Reports by the Institutional Trustee.

     Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Preferred Securities reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     SECTION 2.4 Periodic Reports to Institutional Trustee.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee, the Holders and the Securities and Exchange Commission such documents, reports and information as required by
Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year).

     SECTION 2.5 Evidence of Compliance with Conditions Precedent.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.6 Events of Default; Waiver.

     (a) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, then the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; or

          (iii)requires the consent or vote of each holder of Debentures to be waived under the Indenture, then the Event of Default under the Declaration may only be waived by each Holder of Preferred Securities.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), then the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of (A) a Super Majority to be waived, then the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or (B) each holder of Debentures to be waived, then the Event of Default under the Declaration may only be waived by each Holder of Preferred Securities, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b); provided further, each Holder of Common Securities will be deemed to have waived any such Event of
               Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities set forth in Annex I hereto. If any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this
               Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) The right of any Holder to receive payment of Distributions in accordance with this Declaration and the terms of the Securities set forth in Annex I on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

     (d) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.7 Event of Default; Notice.

     (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notice of all defaults with respect to the Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of, premium, if any, or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Indenture, no such notice to Holders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

     (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.01(a), (b), (d), (e) and (f) of the Indenture; or

          (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

     SECTION 3.1 Name.

     The Trust continued by this Declaration is named "Fleet Capital Trust IV," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2 Office.

     The address of the principal office of the Trust is c/o Fleet Financial Group, Inc., One Federal Street, Boston, Massachusetts 02110. Upon ten (10) Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

     SECTION 3.3 Purpose.

     The exclusive purposes and functions of the Trust are (i) to issue (a) its Preferred Securities pursuant to the Purchase Agreement in exchange for cash and
(b) its Common Securities to the Sponsor in exchange for cash, and to use the aggregate proceeds of the sale of the Securities to purchase the Debentures,
(ii) to enter into such agreements and arrangements as may be necessary in connection with the issuance and sale of the Securities and to take all actions, and exercise such discretion, as may be necessary or desirable in connection with the issuance and sale of the Securities and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Offer and the issuance and sale of the Securities, and (iii) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. As more specifically provided in Section 3.7, the Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4 Authority.

     Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5 Title to Property of the Trust.

     Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6 Powers and Duties of the Regular Trustees.

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

     (b) in connection with the issue of the Preferred Securities, at the direction of the Sponsor, to:

          (i) execute and file with the Commission one or more registration statements on Form S-3 prepared by the Sponsor, including any and all amendments thereto, pertaining to the Preferred Securities;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for exchange;

          (iii)execute and file an application, prepared by the Sponsor, to the NYSE or any other national stock exchange or the NASDAQ Stock Market's National Market for listing or quotation upon notice of issuance of any Preferred Securities;

          (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

          (v) execute and enter into the Purchase Agreement providing for the sale of the Preferred Securities; and

          (vi) execute and deliver letters, documents or instruments with DTC.

     (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

     (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in Annex I hereto;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar, transfer agent and paying agent for the Securities;

     (m) to give prompt written notice to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii)cooperating   with  the  Debenture  Issuer  to  ensure  that  the
               Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

     provided that such actions do not adversely affect the interests of Holders; and

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular  Trustees  shall  exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

     SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

     (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than in connection with the purpose of the Trust or other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any investments, other than investments represented by the Debentures;

          (v)  possess any power or  otherwise  act in such a way as to vary the
               Trust  assets  or  the  terms  of  the   Securities  in  any  way
               whatsoever;

          (vi) issue any securities or other  evidences of beneficial  ownership
               of,  or  beneficial   interest  in,  the  Trust  other  than  the
               Securities;

          (vii) incur any indebtedness for borrowed money; or

          (viii) other than as provided in this  Declaration  or Annex I hereto,
               (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures held in the Trust shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures if such action would cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Trust to be deemed an Investment Company required to be registered under the Investment Company Act.

     SECTION 3.8 Powers and Duties of the Institutional Trustee.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

     (c) The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

          (iii)upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders in accordance with the provisions of the Indenture.

     (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

     (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If the Institutional Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder may institute a legal proceeding against Fleet to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, or interest on, the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Debenture Issuer shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities. Except as provided in the preceding sentences and in the Preferred Securities Guarantee, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Institutional Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, in each case without prior notice to the Holders. The Paying Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Declaration to payment to the Holders by the Institutional Trustee includes such payment by a Paying Agent. A Paying Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Trust, an Affiliate of the Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints First Chicago Trust Company of New York to initially act as Paying Agent for the Securities.

     (i) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Debenture Issuer of the Debenture Issuer's election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

     (j) The Institutional Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debt Trustee with respect to the Debentures. Such notice shall state that such event of default under the Indenture also constitutes an Event of Default hereunder.

     (k) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The  Institutional  Trustee  shall  exercise  the  powers set forth in this
Section 3.8 and in Sections 3.9 and 3.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION  3.9  Certain  Duties  and  Responsibilities  of the  Institutional
Trustee.

     (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

               (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii)the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk is not reasonably assured to it;

          (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii)the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

     SECTION 3.10 Certain Rights of the Institutional Trustee.

     (a) Subject to the provisions of Section 3.9:

          (i) the Institutional Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii)whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request, order or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii)the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders; and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

     SECTION 3.11 Delaware Trustee.

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Trust or of the Regular Trustees except such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Declaration or the Business Trust Act and except for the gross negligence or willful misconduct of the Delaware Trustee.

     SECTION 3.12 Execution of Documents.

     Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to
Section 3.6.

     SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14 Duration of Trust.

     The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence until April 28, 2052.

     SECTION 3.15  Mergers.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders, the Institutional Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

          (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

          (iii)the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

          (vi) such Successor Entity has a purpose identical to that of the Trust;

          (vii)prior to such merger, consolidation, amalgamation or replacement, the Debenture Issuer has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity); and

               (B)  following  such  merger,   consolidation,   amalgamation  or
                    replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

     SECTION 4.1 Sponsor's Purchase of Common Securities.

     On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued pursuant to the Purchase Agreement.

     SECTION 4.2 Responsibilities of the Sponsor.

     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare for filing by the Trust with the Commission one or more registration statements on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

     (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

     (c) if so determined by the Sponsor, to prepare for filing by the Trust an application to the NYSE or any other national stock exchange or the NASDAQ National Market for listing or quotation upon notice of issuance of the Preferred Securities;

     (d) if so determined by the Sponsor, to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of the Purchase Agreement providing for the issuance of the Preferred Securities.

     SECTION 4.3 Right to Proceed.

     The Sponsor acknowledges the rights of the Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

     SECTION 4.4  Expenses.

     In connection with the offering, sale and issuance of the Debentures to the Institutional Trustee and in connection with the sale of the Securities by the Trust, the Debenture Issuer, in its capacity as borrower with respect to the Debentures, shall:

     (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures, including commissions to the underwriters payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture;

     (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Regular Trustees (including any amounts payable under Article X of this Declaration), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders of the Preferred Securities);

     (c) be primarily liable for any indemnification obligations arising with respect to this Declaration; and

     (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     The Debenture Issuer's obligations under this Section 4.4 shall be for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Debenture Issuer's obligations under this Section 4.4 directly against the Debenture Issuer and the Debenture Issuer irrevocably waives any right of remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Debenture Issuer. The Debenture Issuer agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.4.

                                    ARTICLE V
                                    TRUSTEES

     SECTION 5.1 Number of Trustees.

     (a) The number of Trustees initially shall be five. At any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees. After the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; and provided further that
(i) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and
(iii) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     (b) Any  action  taken by  Holders of Common  Securities  pursuant  to this
Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent of such Holders.

     (c) Except as otherwise  provided herein,  no amendment may be made to this
Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

     SECTION 5.2 Delaware Trustee.

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     The initial Delaware Trustee shall be First Chicago Delaware Inc., an affiliate of the Institutional Trustee, until removed or replaced in accordance with Section 5.6.

     SECTION 5.3 Institutional Trustee; Eligibility.

     (a)  There  shall  at  all  times  be  one  Trustee   which  shall  act  as
Institutional Trustee which shall:

          (i)  not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (US), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act or becomes a creditor of the Sponsor during the time periods specified in Section 311 of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of
Section 310(b) and 311 of the Trust Indenture Act, as applicable.

     (d) The (i) Amended and Restated Declaration of Fleet Capital Trust I dated February 4, 1997, (ii) the Preferred Securities Guarantee Agreement dated February 4, 1997 relating to Fleet Capital Trust I, (iii) the Amended and Restated Declaration of Fleet Capital Trust II dated December 11, 1996, (iv) the Capital Securities Guarantee Agreement dated December 11, 1996 relating to Fleet Capital Trust II, (v) the Amended and Restated Declaration of Fleet Capital Trust III dated January 29, 1998, (vi) the Preferred Securities Guarantee Agreement dated January 29, 1998 relating to Fleet Capital Trust III, and (vii) the Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Institutional Trustee shall be The First National Bank of Chicago until removed or replaced in accordance with Section 5.6.

     SECTION 5.4 Certain Qualifications of the Regular Trustees and the Delaware Trustee Generally.

     Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5 Regular Trustees.

     The initial Regular Trustees shall be Eugene M. McQuade, Douglas L. Jacobs and John R. Rodehorst.

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to
Section 3.6; and

     (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

     SECTION 5.6 Appointment, Removal and Resignation of Trustees.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3(a) (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B)  until  the  assets  of  the  Trust   have  been   completely
                    liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware
                    Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers a Resignation Request in accordance with this Section 5.6.

     (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.7 Vacancies among Trustees.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     SECTION 5.8 Effect of Vacancies.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.9  Meetings.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

     SECTION 5.10 Delegation of Power.

     The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 5.11  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

     SECTION 6.1  Distributions.

     Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities as set forth in Annex
I. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound Interest and Additional Interest), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

     SECTION 7.1  General Provisions Regarding Securities.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein) and one class of common securities (the "Common Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. Each Security shall be dated the date of its authentication.

     (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute and the Institutional Trustee shall authenticate, temporary Certificates (printed, lithographed or typewritten), substantially in the form of the definitive
Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates all as may be determined by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish and the Institutional Trustee shall authenticate, definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders).

     (c) A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Declaration.

     The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Securities. An authenticating agent may authenticate Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and may itself be an Affiliate of the Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints First Chicago Trust Company of New York to initially act as authenticating agent for the Securities.

     (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     SECTION 7.2 Paying Agent.

     In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. First Chicago Trust Company of New York shall initially act as Paying Agent for the Preferred Securities and the Common Securities.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

     SECTION 8.1 Termination of Trust.

     (a) The Declaration and the Trust shall terminate and be of no further force or effect:

               (i)  on April 28, 2052, the expiration of the term of the Trust;

               (ii) upon the bankruptcy of the Sponsor or the Trust;

               (iii)upon the  filing  of a  certificate  of  dissolution  or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of the Holders of at least a Majority in liquidation amount of the Securities voting together as a single class to file such certificate of cancellation, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iv) upon the entry of a decree of  judicial  dissolution  of the
                    Holder of the Common Securities, the Sponsor or the Trust;

               (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest or Compound Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

               (vi) upon  the  distribution  of  all of  the  Debentures  to the
                    Holders in exchange for all of the Securities in accordance with the terms of the Securities; or

               (vii)before the issuance of any  Securities,  with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

     SECTION 9.1 Transfer of Securities.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

     (c) The Sponsor may not transfer the Common Securities.

     SECTION 9.2 Transfer of Certificates.

     (a) General. The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued and authenticated by the Institutional Trustee in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     (b) Transfer of a Definitive Preferred Security Certificate for a Beneficial Interest in a Global Certificate. Upon receipt by the Institutional Trustee of a Definitive Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Institutional Trustee, requesting transfer of such Definitive Preferred Security Certificate for a beneficial interest in a Global Certificate, the Institutional Trustee shall cancel such Definitive Preferred Security Certificate and cause, or direct the Depository Institution to cause, the aggregate number of Preferred Securities represented by the appropriate Global Certificate to be increased accordingly. If no Global Certificates are then outstanding, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

     (c) Transfer of a Beneficial Interest in a Global Certificate for a Definitive Preferred Security Certificate. Upon receipt by the Institutional Trustee from the Depository Institution or its nominee on behalf of any Person having a beneficial interest in a Global Certificate of written instructions or such other form of instructions as is customary for the Depository Institution or the person designated by the Depository Institution, requesting transfer of a beneficial interest in a Global Certificate for a Definitive Preferred Security Certificate, then the Institutional Trustee or the securities custodian, at the direction of the Institutional Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository Institution and the securities custodian, the aggregate principal amount of the Global
Certificate  to be  reduced  on  its  books  and  records  and,  following  such reduction, the Trust will execute and the Institutional Trustee will authenticate and deliver to the transferee a Definitive Preferred Security Certificate.

     Definitive Preferred Security Certificates issued in exchange for a beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Depository Institution, pursuant to instructions from its Depository Institution Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depository Institution.

     (d) Transfer and Exchange of Global Certificates. Notwithstanding any other provisions of this Declaration, a Global Certificate may not be transferred as a whole except by the Depository Institution to a nominee of the Depository Institution or another nominee of the Depository Institution or by the Depository Institution or any such nominee to a successor Depository Institution or a nominee of such successor Depository Institution.

     (e) The Institutional Trustee may appoint a transfer agent and registrar ("Transfer Agent") acceptable to the Trust to perform the functions set forth in this Section 9.2. The Transfer Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Declaration to registration and transfer of Preferred Securities by the Institutional Trustee includes such activities by the Transfer Agent. The Transfer Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Trust, an Affiliate of the Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints First Chicago Trust Company of New York to initially act as Transfer Agent for the Preferred Securities.

     SECTION 9.3  Deemed Security Holders.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such
Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4 Book-Entry Interests.

     Unless otherwise specified in the terms of the Preferred Securities set forth in Annex I, the Preferred Securities Certificates, on original issuance, will be executed and issued by the Trust and authenticated by the Institutional Trustee in the form of one or more, fully-registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Depository Institution, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of DTC or its nominee, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in
Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

     (a) the provisions of this Section 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Depository Institution, with respect to such Preferred Security Beneficial Owners, for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to such Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

     (d) the rights of such Preferred Security Beneficial Owners shall be exercised only through the Depository Institution and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Depository Institution and/or the Depository Institution Participants. The Depository Institution will make book-entry transfers among the Depository Institution Participants and receive and transmit payments of Distributions on the Global Certificates to such Depository Institution Participants.

     Depository Institution Participants shall have no rights under this Declaration with respect to any Global Certificate held on their behalf by the Depository Institution or by the Institutional Trustee as the custodian of the Depository Institution or under such Global Certificate, and the Depository Institution may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository Institution or impair, as between the Depository Institution and its Depository Institution Participants, the operation of customary practices of such Depository Institution governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate.

     At such  time as all  beneficial  interests  in a Global  Certificate  have either been exchanged for Definitive Preferred Security Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Certificate shall be returned to the Depository Institution for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Preferred Security Certificates, or if Definitive Preferred Security Certificates are exchanged for a beneficial interest in a Global Certificate, Preferred Securities represented by such Global Certificate shall be reduced or increased and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the securities custodian for such Global Certificate) with respect to such Global Certificate, by the Institutional Trustee or the securities custodian, to reflect such reduction or increase.

     SECTION 9.5 Notices to Depository Institution.

     Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depository Institution, and shall have no notice obligations to the Preferred Security Beneficial Owners.

     SECTION 9.6  Appointment of Successor Depository Institution.

     If any Depository Institution elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depository Institution with respect to such Preferred Securities.

     SECTION 9.7  Definitive Preferred Security Certificates.

     If:

     (a) a Depository Institution elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Depository Institution is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

     (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Depository Institution with respect to the Preferred Securities; or

     (c) there shall have occurred a Declaration Event of Default then:

     (d) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

     (e) upon surrender of the Global Certificates by the Depository Institution, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Depository Institution. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depository Institution. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

     SECTION 9.8  Mutilated, Destroyed, Lost or Stolen Certificates.

     If:

     (a)  any  mutilated  Certificates  should  be  surrendered  to the  Regular
Trustees,   or  if  the  Regular   Trustees  shall  receive  evidence  to  their
satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Regular Trustees, the Institutional Trustee or any authenticating agent such security or indemnity as may be required by them to keep each of them harmless.

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver and the Institutional Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1  Liability.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

               (ii) be required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

     (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2  Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

     SECTION 10.3 Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4  Indemnification.

          (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii)To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and
               (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or
               (3) by the Common Security Holder of the Trust.

          (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this
               Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Debenture Issuer, that, based upon the facts known to the Regular Trustees, counsel or the Debenture Issuer, as the case may be, at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or
               Debenture Issuer reasonably determine that such person deliberately breached his duty to the Trust or its Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

          (vii)The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

          (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

     SECTION 10.5 Outside Businesses.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

     SECTION 11.1 Fiscal Year.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2  Certain Accounting Matters.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees. The books and records of the Trust, together with a copy of the Declaration and a certified copy of the Certificate of Trust, and any amendment thereto shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3  Banking.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

     SECTION 11.4  Withholding.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

     SECTION 12.1  Amendments.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

          (iii)if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii)to the extent the result of such amendment would be to:

               (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B)  reduce  or  otherwise  adversely  affect  the  powers of the
                    Institutional   Trustee  in   contravention   of  the  Trust
                    Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

     (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Sections 4.4, 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

     (f) The rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders to:

               (i)  cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii)add to the  covenants,  restrictions  or  obligations of the
                    Sponsor;

               (iv) conform  to any  change  in Rule 3a-5 or  written  change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

               (v) preserve the status of the Trust as a grantor trust for federal income tax purposes.

     SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

               (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder may  authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

               (iii)each  meeting  of the  Holders  shall  be  conducted  by the
                    Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this  Declaration,  the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

     SECTION 13.1 Representations and Warranties of Institutional Trustee.

     The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

     (a) the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes the legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Incorporation or By-laws of the Institutional Trustee; and

     (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration.

     (e) on the Closing Date, the Institutional Trustee will be the record holder of the Debentures and the Institutional Trustee has not knowingly created any liens or encumbrances on such Debentures.

     (f) the  Institutional  Trustee satisfies the  qualifications  set forth in
Section 5.3.

     SECTION 13.2 Representations and Warranties of Delaware Trustee.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

     (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     SECTION 14.1  Notices.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

     Fleet Capital Trust IV
     c/o Fleet Financial Group, Inc.
     One Federal Street
     Boston, Massachusetts  02110
     Attention:  General Counsel

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders):

     First Chicago Delaware Inc.
     300 King Street
     Wilmington, Delaware  19801
     Attention:  Michael Majchrzak

     (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

     The First National Bank of Chicago
     One First National Plaza
     Suite 0126
     Chicago, Illinois  60670-0126
     Attention:  Corporate Trust Administration

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

     Fleet Financial Group, Inc.
     One Federal Street
     Boston, Massachusetts  02110
     Attention:  General Counsel

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2 Governing Law.

     THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 14.3 Intention of the Parties.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4  Headings.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5 Successors and Assigns.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6 Partial Enforceability.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7  Counterparts.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                 /s/ Eugene M. McQuade
                                 ------------------------------------------
                                 Eugene M. McQuade, as Regular Trustee


                                 /s/ Douglas L. Jacobs
                                 ------------------------------------------
                                 Douglas L. Jacobs, as Regular Trustee


                                 /s/ John R. Rodehorst
                                 ------------------------------------------
                                 John R. Rodehorst, as Regular Trustee


                                 FIRST CHICAGO DELAWARE INC.,
                                 as Delaware Trustee


                                 /s/ Melissa G. Weisman
                                 ------------------------------------------
                                 Name:
                                 Title:

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Institutional Trustee


                                 /s/ Mary Fonti
                                 ------------------------------------------
                                 Name:
                                 Title:


                                 FLEET FINANCIAL GROUP, INC.,
                                 as Sponsor


                                 /s/ Eugene M. McQuade
                                 ------------------------------------------
                                 Name:    Eugene M. McQuade
                                 Title:   Vice Chairman and
                                             Chief Financial Officer

                                     ANNEX I

                       TERMS OF 7.17% PREFERRED SECURITIES
                        TERMS OF 7.17% COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of April 28, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Prospectus referred to below):

     1.  Designation and Number.

     (a) Preferred Securities. 6,000,000 Preferred Securities of the Trust with an aggregate stated liquidation amount with respect to the assets of the Trust of One Hundred Fifty Million Dollars ($150,000,000) and a stated liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purposes of identification only as "7.17% Trust Originated Preferred SecuritiesSM" ("TOPrSSM") (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

     (b)  Common  Securities.  185,568  Common  Securities  of the Trust with an aggregate stated liquidation amount with respect to the assets of the Trust of Four Million Six Hundred Thirty-nine Thousand Two Hundred Dollars ($4,639,200) and a stated liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as "7.17% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (c) The Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust.

     (d) In connection with the purchase of the Securities, the Sponsor will deposit in the Trust, and the Trust will purchase, respectively, as trust assets, Debentures of the Sponsor having an aggregate principal amount equal to $154,639,200, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

     2.  Distributions.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 7.17% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

-------------------
     SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     (b) Distributions on the Securities will be cumulative, will accrue from April 28, 1998 and, except as otherwise described below, will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1998, when, as and if available for payment, except as otherwise described below (a "Distribution Payment Date"). So long as Fleet shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the Stated Maturity of the Debentures. As a consequence of such deferral,
Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly to the extent permitted by law during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Debentures. Any interest accrued on the Debentures during an Extension Period shall be paid Pro Rata to holders of Debentures on the first payment date following the Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. In the event that the Debenture Issuer exercises this right, then (i) the Debenture Issuer shall not declare or pay any dividend on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (a) purchases or acquisitions of shares of its common stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans or any other contractual obligation of the Debenture Issuer (other than a contractual obligation ranking pari passu with or junior to the Debentures), (b) as a result of a reclassification of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock or (c) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (ii) the Debenture Issuer shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior to such Debentures and (iii) the Debenture Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee).

(c) Distributions on the Securities will be payable promptly by the Institutional Trustee upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the 15th day of the month in which the relevant payment date occurs. The record dates and distribution dates shall be the same as the record dates and payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make the corresponding interest payment on the Debentures, will forthwith cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within an Extension Period unless the Debenture Issuer has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution Payment Date. Distributions on the Securities will be paid by the Trust. All Distributions paid with respect to the Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) If at any time while the Institutional Trustee is the Holder of any Securities, the Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Debenture Issuer will pay as additional interest ("Additional Interest") on the Securities held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

     3.  Liquidation Distribution Upon Dissolution.

     In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation"), the Holders on the date of the Liquidation will be entitled to receive Pro Rata out of the assets of the Trust available for distribution to Holders after satisfaction of liabilities of creditors distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders in exchange for such Securities.

     4.  Redemption and Distribution.

     (a) Redemption of the Securities will occur simultaneously with any repayment of the Debentures. The Debentures will mature on March 31, 2028 (the "Stated Maturity"), and are prepayable as set forth in this Section 4. Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Securities redeemed upon maturity of the Debentures will be redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of redemption, payable in cash (the "Redemption Price"). If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Section 4(f)(ii) below. Any prepayment of the Debentures and related redemption of Preferred Securities under subsection (b) below may require the prior approval of the Federal Reserve Board if such approval is then required under applicable law, rules, guidelines or policies.

     (b) The Debentures are prepayable prior to the Stated Maturity at the option of the Company (i) in whole or in part, from time to time, on or after March 31, 2003 or (ii) at any time prior to March 31, 2003, in whole but not in part, upon the occurrence and continuation of a Special Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon (including Additional Interest and Compound Interest, if any) to the date of prepayment.

     (c) The following terms used herein shall be defined as follows:

     "Regulatory Capital Event" means that the Debenture Issuer shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve Board or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, the Preferred Securities do not constitute, or within 90 days of the date thereof, will not constitute, Tier 1 capital (or its equivalent) for purposes of the Federal Reserve Board's capital guidelines for bank holding companies; provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Debenture Issuer and the treatment thereafter of the Debentures as other than Tier 1 capital shall not in and or itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

     "Special Event" means a Tax Event or a Regulatory Capital Event, as the case may be.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or
(iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) The Debenture Issuer will have the right at any time to liquidate the Trust and cause the Debentures to be distributed to the Holders, subject to the prior approval of the Federal Reserve Board if such approval is then required under applicable law, rules, guidelines or policies. If the Debentures are distributed to the Holders and the Preferred Securities are then listed on an exchange, the Debenture Issuer will use its best efforts to cause the Debentures to be listed on the NYSE or on such other exchange as the Preferred Securities are then listed.

     On the date fixed for any distribution of Debentures upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding, (ii) the Depository Institution or its nominee, as the record holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Preferred Securities not held by the Depository Institution or its nominee will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, such Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

     (f) Redemption or Distribution Procedures.

          (i)  Notice  of  any  redemption  of  the  Debentures,  or  notice  of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the
               Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depository Institution or its nominee, the distribution of the proceeds of such redemption will be made to each Depository Institution Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii)If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 12:00 noon, New York City time, on the redemption date, the Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the Redemption Price. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Trust at the Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) The Trust shall not be required to (i) issue, or register the transfer or exchange of, any Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and regulations of the Federal Reserve Board), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

     5. Voting Rights - Preferred Securities.

     (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a majority in aggregate liquidation amount of the Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as holder of the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Preferred Securities may direct the Institutional Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action. A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Declaration Event of Default. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Institutional Trustee fails to enforce its rights under the Debentures after a holder of record of Preferred Securities has made a written request, such holder of record of Preferred
Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Debenture Issuer shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Debenture Issuer to such Holder in any Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

     Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     Holders of the Preferred Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Sponsor, as Holder of all of the Common Securities.

     6. Voting Rights - Common Securities.

     (a)Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b)The Holders of the Common  Securities are entitled,  in accordance  with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c)Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.07 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of holders of Debentures affected thereby the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided further, that where a consent or action under the Indenture would require the consent or action of each holder of Debentures, each holder of Preferred Securities must direct the Institutional Trustee to give such consent or take such action. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     7. Amendments to Declaration and Indenture.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby, provided, that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination on the Indenture, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided, further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action; and provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

     (c) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

     8.  Pro Rata.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate stated liquidation amount of the Securities held by the relevant Holder in relation to the aggregate stated liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate stated liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate stated liquidation amount of Common Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Common Securities outstanding.

     9.  Ranking.

     The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to receive payment of periodic Distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the Holders of the Preferred Securities.

     10. Listing.

     The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the NYSE.

     11. Acceptance of Securities Guarantee and Indenture.

     Each  Holder  of  Preferred  Securities  and  Common  Securities,   by  the
acceptance  thereof,  agrees  to  the  provisions  of the  Preferred  Securities
Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

     12. No Preemptive Rights.

     The Holders shall have no preemptive rights to subscribe for any additional securities.

     13. Miscellaneous.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE

Certificate Number    Specimen          Number of Preferred Securities  Specimen
CUSIP NO.  338 89 R206

                   Certificate Evidencing Preferred Securities
                                       of
                             FLEET CAPITAL TRUST IV

            7.17% Trust Originated Preferred SecuritiesSM ("TOPrSSM")
                 (liquidation amount $25 per Preferred Security)

     FLEET CAPITAL TRUST IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of capital securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.17% Trust Originated Preferred SecuritiesSM ("TOPrSSM") (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 28, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Preferred Securities Guarantee, including that the Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, 1998.

                                      FLEET CAPITAL TRUST IV

                                      By:______________________________
                                      Name:
                                      Title:   Regular Trustee

SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the   Preferred   Securities   referred  to  in  the
within-mentioned Declaration.

         Dated  _____________, ________

                                      The First National Bank of Chicago,
                                      as Institutional Trustee


                                      By:______________________________
                                          Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]


     Distributions payable on each Preferred Security will be fixed at a rate per annum of 7.17% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from April 28, 1998 and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1998 to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the 15th day of the month in which the relevant payment date occurs. Such payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.


     The   Preferred   Securities   shall  be  redeemable  as  provided  in  the
Declaration.

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)

     and irrevocably  appoints  ___________________________________

     to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                                      Date: ________________________________

                                      Signature: ___________________________
                                      (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                      (Signature(s)  must  be  guaranteed  by an
                                      "eligible guarantor  institution"  meeting
                                      the  requirements  of the  Trustee,  which
                                      requirements    include    membership   or
                                      participation   in  STAMP  or  such  other
                                      "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

Certificate Number    [ ]                      Number of Common Securities   [ ]

                    Certificate Evidencing Common Securities
                                       of
                             FLEET CAPITAL TRUST IV

                             7.17% Common Securities
                  (liquidation amount $25 per Common Security)

     FLEET CAPITAL TRUST IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.17% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 28, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

     In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Common Securities Guarantee, including that the Common Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Common Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, 1998.

                                      FLEET CAPITAL TRUST IV

                                      By: ________________________________
                                      Name: ______________________________
                                      Title:  Regular Trustee

                                      By: ________________________________
                                      Name: ______________________________
                                      Title:  Regular Trustee

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Common Securities referred to in the within-mentioned Declaration.

     Dated _____________, ________

                                      The First National Bank of Chicago,
                                      as Institutional Trustee


                                      By: ________________________________
                                          Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]


     Distributions payable on each Common Security will be fixed at a rate per annum of 7.17% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from April 28, 1998 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1998, to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the 15th day of the month in which the relevant payment date occurs. Such payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Common Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)


     and  irrevocably  appoints  _________________________________  this  Common
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                                      Date:


                                      Signature:  ______________________________
                                      (Sign  exactly as your name appears on the
                                      other   side  of  this   Common   Security
                                      Certificate)

                                      (Signature(s)  must  be  guaranteed  by an
                                      "eligible guarantor  institution"  meeting
                                      the  requirements  of the  Trustee,  which
                                      requirements    include    membership   or
                                      participation   in  STAMP  or  such  other
                                      "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)